UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Arsenal Yards Blvd Suite 210
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 12, 2023, SQZ Biotechnologies Company (the “Company”) received written notice (the “NYSE Notification”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01B of the NYSE Listed Company Manual because the average global market capitalization of the Company over a consecutive 30 trading-day period and, at the same time, the Company’s last reported stockholders’ equity were each less than $50 million. The Company plans to notify the NYSE that it intends to submit a plan to cure the deficiency and to return to compliance with the NYSE continued listing standards. As required by NYSE, within 45 days of the Company’s receipt of the NYSE Notification, the Company plans to submit a business plan advising the NYSE of the definitive action(s) the Company is taking or plans to take that would bring it into compliance with NYSE continued listing standards within 18 months of receipt of the NYSE Notification (the “Cure Period”). Pursuant to applicable NYSE rules, the NYSE will review the plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the Cure Period.

The NYSE Notification has no immediate impact on the listing of the Company’s common stock. If the NYSE accepts the plan, the Company’s common stock will continue to be listed and traded on the NYSE during the Cure Period, subject to the Company’s compliance with the other continued listing standards of the NYSE and continued periodic review by the NYSE of the Company’s progress with respect to its plan. If the plan is not submitted on a timely basis or is not accepted by the NYSE, the NYSE could initiate delisting proceedings.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2023, at which a quorum was present. As of April 17, 2023, the record date for the Annual Meeting, there were 29,491,125 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the SEC on April 26, 2023. The voting results for each proposal are also described below.

Item 1: To elect Howard Bernstein, M.D., Ph.D., Paul Bolno, M.D., and Marc Schegerin, M.D. as Class III directors to serve until the 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

Class III Director Nominee	For	Withheld/Abstain	Broker Non-Votes
Howard Bernstein, M.D., Ph.D.	16,899,144	329,331	6,328,201
Paul Bolno, M.D.	15,368,658	1,859,817	6,328,201
Marc Schegerin, M.D.	16,908,459	320,016	6,328,201

Item 2: To approve amendments to the Company's restated certificate of incorporation, as amended, to effect a reverse stock split of the Company's common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-20, as determined by the Board of Directors in its discretion, subject to the Board of Directors' authority to abandon such amendments.

For	Against	Withheld/Abstain	Broker Non-Votes
23,057,854	476,649	22,173	0

Item 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Withheld/Abstain	Broker Non-Votes
23,524,918	28,685	3,073	0

Based on the foregoing votes, Howard Bernstein, M.D., Ph.D., Paul Bolno, M.D., and Marc Schegerin, M.D. were elected as Class III directors, the amendments to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock were approved, and the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for 2023 was ratified.

Item 8.01 Other Events.

On June 15, 2023, following the Annual Meeting, the Board of Directors (the “Board”) of the Company approved a one-for-ten reverse stock split (the “Reverse Stock Split”) of the Company’s common stock.

The Reverse Stock Split is expected to become effective on July 6, 2023, at 5:00 p.m. ET (the “Effective Time”), with shares to begin trading on a split-adjusted basis at market open on July 7, 2023, under the existing symbol “SQZ” and new CUSIP number 78472W203. In connection with the reverse stock split, every 10 shares of SQZ common stock issued and outstanding as of the Effective Time will be automatically converted into one share of SQZ common stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional shares. The cash payment to be paid will be equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price per share of the Company’s common stock as reported by the NYSE (as adjusted to give effect to the Reverse Stock Split) on the Effective Time.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of the Company’s common stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and existing agreements, as well as the exercise price and/or any stock price goals, as applicable.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements relating to the Company’s plan to notify the NYSE of its intent to cure the continued listing requirement deficiencies and any potential plans to cure the deficiencies, the Company’s ability to return to and maintain compliance with the NYSE continued listing standards, and the Reverse Stock Split and timing thereof. These forward-looking statements are based on management's current expectations. Actual results could differ from those projected in any forward-looking statements due to several risk factors. Such factors include, among others, risks and uncertainties related to the Company’s ability to regain compliance with the NYSE’s continued listing standards within the applicable cure period; the Company’s ability to continue to comply with the applicable NYSE continued listing standards; the Company’s limited operating history; the Company’s significant losses incurred since inception and expectation to incur significant additional losses for the foreseeable future; the Company’s ability to continue as a going concern; the Company’s ability to successfully execute or achieve the benefits of its strategic prioritization and other cost saving measures; the development of the Company’s initial product candidates, upon which its business is highly dependent; the impact of the COVID-19 pandemic on the Company’s operations and clinical activities; the Company’s need for additional funding and its cash runway; the lengthy, expensive, and uncertain process of clinical drug development, including uncertain outcomes of clinical trials and potential delays in regulatory approval; the Company’s ability to maintain its relationships with its third party vendors; and protection of the Company’s proprietary technology, intellectual property portfolio and the confidentiality of its trade secrets. These and other important factors discussed under the caption "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and its other filings with the U.S. Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements. Any forward-looking statements represent management's estimates as of the date of this Report and the Company undertakes no duty to update these forward-looking statements, whether as a result of new information, the occurrence of current events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date:	June 15, 2023	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel